UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) November 3, 2004
                                                         ----------------

                               INFOCROSSING, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                  DELAWARE                0-20824          13-3252333
      -------------------------------   -----------   ------------------
      (State or other Jurisdiction of   Commission      (IRS Employer
       Incorporation or Organization)   File Number   Identification No.)



             2 Christie Heights Street Leonia, New Jersey     07605
             ------------------------------------------------------
             (Address of Principal Executive Offices)    (Zip Code)

       Registrant's telephone number, including area code: (201) 840-4700
                                                           --------------
                                      N/A
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     | | Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     | | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     | | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     | | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SAFE HARBOR FOR FORWARD-LOOKING AND CAUTIONARY STATEMENTS

     This report may contain forward-looking statements within the meaning of
Section 21E of the Securities Exchange Act of 1934, as amended. As such, final results could differ from estimates or expectations due to risks and uncertainties, including but not limited to: incomplete or preliminary information; changes in government regulations and policies; continued acceptance of the Company's products and services in the marketplace; competitive factors; technological changes; retention of customers; the Company's dependence upon third-party suppliers; retention of customers; intellectual property rights; difficulties with the integration of Infocrossing West, Inc. f/k/a ITO Acquisition Corporation d/b/a Systems Management Specialists and Infocrossing Healthcare Services, Inc. and other risks. For any of these factors, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, as amended.


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     5.02(b)

The Company announced on November 3, 2004 that Patrick A. Dolan had resigned as President, Chief Operating Officer, and Director to pursue other opportunities. Mr. Dolan had served in these capacities since April 2004.

     5.02(c)

Effective November 13, 2004, Robert B. Wallach, Vice-Chairman and Director, reassumed the roles of President and Chief Operating Officer. Mr. Wallach had held these positions until the appointment of Mr. Dolan. Officers and Directors of the Company hold their positions until their successors are elected or appointed. Mr. Wallach, 65, has no family relationship with any other Company Officer or Director.

Mr. Wallach joined the Company in June 1995, and was appointed Vice Chairman on April 2, 2004. Mr. Wallach was President of the Company from May 1996 until June 2000 and from November 2001 until April 2, 2004; Chief Operating Officer from April 2001 until April 2, 2004; and a Director of the Company from 1992 until May 2000 and from August 2001 to the present. From June 2000 through April 2001, he was President of the Company's Managed Services Division. Prior to June 1995, he was sole proprietor of Horizons Associates, a consulting firm he founded in 1985. Mr. Wallach has more than 20 years of operating experience including senior management positions with Boeing Computer Services, Informatics, and the Financial Information Services Group/Strategic Information division of Ziff Communications.

Effective as of November 1, 1999, Mr. Wallach and the Company entered into an employment agreement with a three-year term, which automatically will be extended unless either party provides one-year notice of its election not to extend. At all times after October 31, 2001, the employment agreement will have an unexpired term of one year. This agreement provides for an initial annual salary of $375,000 with annual of at least 5% and an annual bonus based upon parameters set by the Options and Compensation Committee. The Options and Compensation Committee of the Board of Directors has the right to provide for a greater annual increase and also the responsibility to set the parameters for the bonus calculation. The agreement also provides for a grant of a non-qualified option to purchase 150,000 shares of the Company's common stock at an exercise price equal to the market value of the stock on November 10, 1999, in accordance with the Company's 1992 Stock Option and Stock Appreciation Rights Plan. In addition, the agreement requires that the Company provide Mr. Wallach a current model automobile and purchase a health club membership. The agreement provides for a death or disability benefit equal to twice Mr. Wallach's base salary. If either Mr. Wallach or the Company gives termination notice, he will be paid for one year following such notice of termination. In addition, Mr. Wallach would receive a pro rata portion of any bonus which the Options and Compensation Committee reasonably determines would have been payable with respect to the fiscal year in which Mr. Wallach's employment terminates.

Mr. Wallach received increases in his base salary of 5% per annum effective on November 1 of 2000 and 2001. He voluntarily waived the increase scheduled for November 1, 2002 and the increase due for November 1, 2003 until October 31, 2004. As of November 1, 2004, Mr. Wallach's annual salary was $455,815. In addition, effective October 1, 2003, Mr. Wallach, along with all other executive officers and certain other officers, voluntarily took a five percent (5%) reduction in base compensation until January 1, 2004.

On August 23, 2004, Mr. Wallach was granted a non-qualified option to purchase 350,000 shares of the Company's common stock at an exercise price equal to the market value of the stock on such date in accordance with the Company's 2002 Stock Option and Stock Appreciation Rights Plan

As of September 30, 2004, Mr. Wallach was indebted to the Company in the amount of $102,207. This indebtedness is payable on demand and bears interest at the prime rate.


ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

     (c)      Exhibits.

              99.1    Press Release of the Company, dated November 13, 2004.

              99.2 Settlement and Release Agreement dated as of October 15, 2004 by and among the Company and Patrick A. Dolan.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           INFOCROSSING, INC.


Date:  November 5, 2004                     By: /s/ WILLIAM J. McHALE
                                              ----------------------------------
                                              William J. McHale
                                              SVP - Finance